November 1, 1996


                    Supplement to Current Prospectuses

                           Delaware Cash Reserve
                 A Class/B Class/C Class/Consultant Class

                            Tax-Free Money Fund
                         A Class/Consultant Class

     Effective November 1, 1996, the annual $35 Asset Planner fee will be waived until further notice. Investors in Delaware Cash Reserve who utilize the Asset Planner for an individual retirement account ("IRA") will continue to pay the annual IRA fee of $15 per Social Security number.